UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 20, 2011

Terreno Realty Corporation

(Exact name of registrant as specified in its charter)

Maryland	001-34603	27-1262675
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

16 Maiden Lane, Fifth Floor

San Francisco, CA 94108

(Address of principal executive offices) (Zip Code)

(415) 655-4580

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Form 8-K/A amends and supplements the registrant’s Form 8-K, filed on May 23, 2011 reporting the acquisition of Belleville, located in Kearny, New Jersey, from a third-party seller, Saw Mill Park, LLC (the “Initial Report”), to include the historical financial statements and pro forma financial information required by Item 9.01(a) and (b) of Form 8-K. This Form 8-K/A should be read in conjunction with the Initial Report.

Item 9.01. Financial Statements and Exhibits

(a) Financial Statements Under Rule 3-14 of Regulation S-X

Terreno Realty Corporation (the “Company”) previously reported the following historical financial statements for Belleville in the Company’s Current Report on Form 8-K filed on May 2, 2011, which historical financial statements are incorporated herein by reference:

Statements of Revenues and Certain Expenses for the three months ended March 31, 2011 (unaudited) and the year ended December 31, 2010

(b) Unaudited Pro Forma Condensed Consolidated Information
Unaudited Pro Forma Condensed Consolidated Balance Sheet as of March 31, 2011	5
Notes to Unaudited Pro Forma Condensed Consolidated Balance Sheet as of March 31, 2011	6
Unaudited Pro Forma Condensed Consolidated Statement of Operations for the three months ended March 31, 2011	7
Notes to Unaudited Pro Forma Condensed Consolidated Statement of Operations for the three months ended March 31, 2011	8
Unaudited Pro Forma Condensed Consolidated Statement of Operations for the year ended December 31, 2010	9
Notes to Unaudited Pro Forma Condensed Consolidated Statement of Operations for the year ended December 31, 2010	10

UNAUDITED PRO FORMA FINANCIAL INFORMATION OF TERRENO REALTY

CORPORATION

Terreno Realty Corporation (the “Company”) commenced operations with the completion of its initial public offering (“IPO”) of 8,750,000 shares of common stock and a concurrent private placement of an aggregate of 350,000 shares of common stock to its executive officers at a price per share of $20.00 on February 16, 2010. The net proceeds of the initial public offering and concurrent private placement were approximately $169.8 million after deducting the full underwriting discount of approximately $10.5 million and other estimated offering expenses of approximately $1.7 million.

On May 20, 2011, a wholly-owned subsidiary (the “Subsidiary”) of the Company acquired from a third-party seller an industrial property, Belleville, located in Kearny, New Jersey consisting of one building, aggregating approximately 211,000 square feet for a purchase price of approximately $32.6 million. As part of this acquisition, the Subsidiary assumed a mortgage loan with a total principal amount of approximately $14.8 million with a fixed annual interest rate of 5.49%. The mortgage loan requires equal payments of interest and principal payable based on a 30-year amortization schedule with a maturity date of March 31, 2021.

The unaudited pro forma condensed consolidated balance sheet as of March 31, 2011 is based on the Company’s historical condensed consolidated balance sheet and reflects the acquisition of Belleville and the related mortgage loan assumption as if such transaction had occurred on March 31, 2011. The unaudited pro forma condensed consolidated statement of operations for the three months ended March 31, 2011 has been prepared to reflect the acquisition of properties during the period from January 1, 2011 to May 20, 2011 (the “2011 Acquisitions”) as if such transactions had occurred on January 1, 2011. The unaudited pro forma condensed consolidated statement of operations for the year ended December 31, 2010 has been prepared to reflect the incremental effect of the IPO, the acquisition of properties by the Company during the period from February 16, 2010 (commencement of operations) to December 31, 2010 (the “2010 Acquisitions”) and the 2011 Acquisitions as if such transactions had occurred on January 1, 2010. The following tables summarize the 2011 and 2010 Acquisitions:

2011 Acquisitions:

Property Name	Location	Acquisition Date	Purchase Price (in thousands)	Assumed Debt (in thousands)
Dorsey	Jessup, MD	March 25, 2011	$5,800	$—
Belleville	Kearny, NJ	May 20, 2011	32,600	14,769

2011 Acquisitions			$38,400	$14,769

2010 Acquisitions:

Property Name	Location	Acquisition Date	Purchase Price (in thousands)	Assumed Debt (in thousands)
Warm Springs I and II	Fremont, CA	March 26, 2010	$7,264	$—
Fortune/Qume	San Jose, CA	March 30, 2010	5,550	—
238/242 Lawrence	South San Francisco, CA	August 13, 2010	9,620	1,723
Rialto	San Bernardino, CA	September 15, 2010	12,152	—
Maltese	Totowa, NJ	September 21, 2010	16,500	—
Middlebrook	Bound Brook, NJ	September 24, 2010	27,000	15,459
130 Interstate	South Brunswick, NJ	September 29, 2010	22,450	—
299 Lawrence	South San Francisco, CA	November 9, 2010	2,550	—
Kent 188	Kent, WA	December 14, 2010	8,275	—
Ahern	Union City, CA	December 15, 2010	6,255	—
10th Avenue	Hialeah, FL	December 20, 2010	9,000	—
60th Avenue	Miami Lakes, FL	December 20, 2010	7,750	—

2010 Acquisitions			$134,366	$17,182

The unaudited pro forma financial information is not necessarily indicative of what the Company’s results of operations or financial condition would have been assuming the completion of the IPO or the acquisition of properties had occurred at the beginning of the periods presented, nor is it indicative of the Company’s results of operations or financial condition for future periods. In management’s opinion, all adjustments necessary to reflect the effects of these transactions have been made. The unaudited pro forma financial information and accompanying notes should be read in conjunction with the Company’s audited financial statements included in the 2010 Annual Report on Form 10-K, which was filed with the Securities and Exchange Commission on February 24, 2011 and the Quarterly Report on Form 10-Q for the three months ended March 31, 2011, which was filed with the Securities and Exchange Commission on May 5, 2011.

Terreno Realty Corporation

Pro Forma Condensed Consolidated Balance Sheet

As of March 31, 2011

(in thousands – except share and per share data)

(Unaudited)

	Terreno Realty Corporation (1)	Belleville (2)	Pro Forma Terreno Realty Corporation
ASSETS
Investments in real estate, net	$140,620	$32,600	$173,220
Cash and cash equivalents	47,947	(17,979)	29,968
Deferred financing costs, net	709	148	857
Other assets, net	4,395	—	4,395

Total assets	$193,671	$14,769	$208,440

LIABILITIES AND EQUITY
Liabilities
Credit facility	$—	$—	$—
Mortgage loans payable	17,471	14,769	32,240
Security deposits	879	—	879
Intangible liabilities	801	—	801
Deferred underwriting fee payable	7,000	—	7,000
Accounts payable and other liabilities	3,132	—	3,132

Total liabilities	29,283	14,769	44,052
Commitments and contingencies
Equity
Stockholders’ equity
Preferred stock: $0.01 par value, 100,000,000 shares authorized, and no shares issued and outstanding	—	—	—
Common stock: $0.01 par value, 400,000,000 shares authorized, and 9,290,960 shares issued and outstanding	91	—	91
Additional paid-in capital	170,993	—	170,993
Accumulated deficit	(6,696)	—	(6,696)

Total stockholders’ equity	164,388	—	164,388

Total liabilities and equity	$193,671	$14,769	$208,440

See accompanying notes to unaudited pro forma condensed consolidated balance sheet.

Terreno Realty Corporation

Notes to Pro Forma Condensed Consolidated Balance Sheet

As of March 31, 2011

(Unaudited)

(1)	Represents the historical condensed consolidated balance sheet of Terreno Realty Corporation (the “Company”) as of March 31, 2011. See the historical condensed consolidated financial statements and notes thereto included in the Company’s Quarterly Report on Form 10-Q for the three months ended March 31, 2011, which was filed with the Securities and Exchange Commission on May 5, 2011.

(2)	Reflects the acquisition of Belleville as if it had occurred on March 31, 2011. In connection with the acquisition, the Company assumed a mortgage loan with a total principal balance of approximately $14.8 million. The pro forma adjustment also reflects the following:

•	Cash paid of approximately $148,000 for deferred financing costs in connection with assuming the existing mortgage loan.

Terreno Realty Corporation

Pro Forma Condensed Consolidated Statement of Operations

For the Three Months Ended March 31, 2011

(in thousands – except share and per share data)

(Unaudited)

	Terreno Realty Corporation (1)	2011 Acquisitions		Pro Forma Adjustments		Pro Forma Terreno Realty Corporation
REVENUES
Rental revenues	$3,370	$658	(2)	$—		$4,028

Total revenues	3,370	658		—		4,028

COSTS AND EXPENSES
Property operating expenses	1,463	167	(2)	—		1,630
Depreciation and amortization	959	147	(2)	—		1,106
General and administrative	1,608	—		—		1,608
Acquisition costs	282	—		(282	)(3)	—

Total costs and expenses	4,312	314		(282)		4,344

OTHER INCOME (EXPENSE)
Interest and other income	4	—		—		4
Interest expense, including amortization	(368)	(207	)(2)	—		(575)

Total other income and expenses	(364)	(207)		—		(571)

Net (loss) income available to common stockholders	$(1,306)	$137		$282		$(887)

Net loss available to common stockholders per share	$(0.14)					$(0.10)

Basic and Diluted Weighted Average Common Shares Outstanding	9,132,766					9,132,766

See accompanying notes to unaudited pro forma condensed consolidated statement of operations.

Terreno Realty Corporation

Notes to Pro Forma Condensed Consolidated Statement of Operations

For the Three Months Ended March 31, 2011

(Unaudited)

(1)	Represents the historical condensed consolidated operations of Terreno Realty Corporation (the “Company”) for the three months ended March 31, 2011. See the historical condensed consolidated financial statements and notes thereto included in the Company’s Quarterly Report on Form 10-Q for the three months ended March 31, 2011, which was filed with the Securities and Exchange Commission on May 5, 2011.

(2)	The following table sets forth the incremental rental revenues, operating expenses, depreciation and amortization and interest expense of the 2011 Acquisitions for the three months ended March 31, 2011 based on the historical operations of such properties for the periods prior to acquisition by the Company as if the properties were acquired on January 1, 2011 (dollars in thousands).

	Acquisition Date	Rental Revenues	Operating Expenses	Depreciation and Amortization	Interest Expense
Dorsey	March 25, 2011	$—	$—	$—	$—
Belleville	May 20, 2011	658	167	147	207

2011 Acquisitions		$658	$167	$147	$207

Rental revenues set forth above include adjustments for straight-line rents and amortization of lease intangibles.

Depreciation and amortization represent adjustments using the new basis based on the allocation of the respective purchase price.

Interest expense includes monthly interest expense paid and the amortization of deferred financing costs on assumed debt.

Dorsey was acquired from an unrelated third-party as a sale/leaseback transaction and did not have historical revenues and expenses as the property was owned and operated by the tenant prior to March 25, 2011. As such, no property operations have been reflected in the accompanying unaudited pro forma condensed consolidated statement of operations related to this acquisition.

(3)	Reflects the adjustment to acquisition costs of $0.3 million as if the 2011 Acquisitions had occurred on January 1, 2011.

Terreno Realty Corporation

Pro Forma Condensed Consolidated Statement of Operations

For the Year Ended December 31, 2010

(in thousands – except share and per share data)

(Unaudited)

	Terreno Realty Corporation (1)	2010 Acquisitions		Other 2010 Acquisitions		2011 Acquisitions		Pro Forma Adjustments		Pro Forma Terreno Realty Corporation
REVENUES
Rental revenues	$4,031	$6,707	(2)	$1,544	(2)	$2,642	(2)	$—		$14,924

Total revenues	4,031	6,707		1,544		2,642		—		14,924

COSTS AND EXPENSES
Property operating expenses	1,287	2,274	(2)	1,324	(2)	676	(2)	—		5,561
Depreciation and amortization	1,263	1,258	(2)	1,815	(2)	583	(2)	—		4,919
General and administrative	4,122	—		—		—		543	(3)	4,665
Acquisition costs	2,289	—		—		—		(2,289	)(4)	—

Total costs and expenses	8,961	3,532		3,139		1,259		(1,746)		15,145

OTHER INCOME (EXPENSE)
Interest and other income	64	—		—		—		—		64
Interest expense, including amortization	(524)	(543	)(2)	—	(2)	(838	)(2)	(203	)(5)	(2,108)

Total other income and expenses	(460)	(543)		—		(838)		(203)		(2,044)

Net (loss) income available to common stockholders	$(5,390)	$2,632		$(1,595)		$545		$1,543		$(2,265)

Net loss available to common stockholders per share	$(0.59)									$(0.25)

Basic and Diluted Weighted Average Common Shares Outstanding	9,112,000									9,112,000

See accompanying notes to unaudited pro forma condensed consolidated statement of operations.

Terreno Realty Corporation

Notes to Pro Forma Condensed Consolidated Statement of Operations

For the Year Ended December 31, 2010

(Unaudited)

(1)	Represents the audited historical consolidated operations of Terreno Realty Corporation (the “Company”) for the period from February 16, 2010 (commencement of operations) to December 31, 2010. See the historical consolidated financial statements and notes thereto included in the Company’s 2010 Annual Report on Form 10-K, which was filed with the Securities and Exchange Commission on February 24, 2011.

(2)	The following table sets forth the incremental rental revenues, operating expenses, depreciation and amortization and interest expense of the 2011 and 2010 Acquisitions for the year ended December 31, 2010 based on the historical operations of such properties for the periods prior to acquisition by the Company as if the properties were acquired on January 1, 2010 (dollars in thousands).

	Acquisition Date	Rental Revenues	Operating Expenses	Depreciation and Amortization	Interest Expense
Dorsey	March 25, 2011	$—	$—	$—	$—
Belleville	May 20, 2011	2,642	676	583	838

Subtotal 2011 Acqusitions		2,642	676	583	838
Warm Springs I and II	March 26, 2010	217	80	55	—
Fortune/Qume	March 30, 2010	154	40	49	—
238/242 Lawrence	August 13, 2010	588	180	103	68
Maltese	September 21, 2010	1,274	226	247	—
Middlebrook	September 24, 2010	2,820	1,344	375	475
130 Interstate	September 29, 2010	1,654	404	429	—

Subtotal 2010 Acqusitions		6,707	2,274	1,258	543
Rialto	September 15, 2010	—	—	—	—
299 Lawrence	November 9, 2010	161	59	24	—
Kent 188	December 14, 2010	748	207	328	—
Ahern	December 15, 2010	537	137	368	—
10th Avenue	December 20, 2010	—	519	1,036	—
60th Avenue	December 20, 2010	98	402	59	—

Subtotal Other 2010 Acquisitions		1,544	1,324	1,815	—

Total		$10,893	$4,274	$3,656	$1,381

Rental revenues set forth above include adjustments for straight-line rents and amortization of lease intangibles.

Depreciation and amortization represent adjustments using the new basis based on the allocation of the respective purchase price.

Interest expense includes monthly interest expense paid and the amortization of deferred financing costs on assumed debt.

Dorsey was acquired from an unrelated third-party as a sale/leaseback transaction and did not have historical revenues and expenses as the property was owned and operated by the tenant prior to March 25, 2011. As such, no property operations have been reflected in the accompanying unaudited pro forma condensed consolidated statement of operations related to this acquisition.

Rialto was acquired from an unrelated third-party after a sale/leaseback transaction was consummated and did not have historical revenues and expenses as the property was owned and operated by the tenant prior to June 30, 2010. As such, no property operations have been reflected in the accompanying unaudited pro forma condensed consolidated statement of operations related to this acquisition.

(3)	The Company commenced operations on February 16, 2010 and thus there were no corresponding corporate general and administrative expenses prior to February 16, 2010. Reflects the adjustments to include corporate general and administrative expenses for the period on an annualized basis as if the commencement of operations occurred on January 1, 2010.

(4)	Reflects the adjustment to acquisition costs of $2.3 million as if the 2011 and 2010 Acquisitions had occurred on January 1, 2010.

(5)	As of December 31, 2010, the Company had an $80.0 million senior revolving credit facility which matures on March 22, 2013 and has an unused facility fee, payable quarterly, which is between 35.0 and 50.0 basis points of the unused portion of the facility depending on the amounts drawn. The credit facility has been reflected as if it was in-place on January 1, 2010 and has been carried through December 31, 2010 assuming no amounts were drawn and only the unused facility fee was payable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Terreno Realty Corporation
Date: August 4, 2011	By:	/s/ Michael A. Coke
Michael A. Coke
President and Chief Financial Officer